Earnings Conference Call First Quarter 2015 April 21, 2015 – 9:00am CT

2 Forward looking statements and non-GAAP measures We want to remind everyone that our comments may contain forward-looking statements that are inherently subject to uncertainties and risks. We caution everyone to be guided in their analysis of Dover Corporation by referring to the documents we file from time to time with the SEC, including our Form 10-K for 2014, for a list of factors that could cause our results to differ from those anticipated in any such forward-looking statements. We would also direct your attention to our website, www.dovercorporation.com, where considerably more information can be found. This document contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or Dover’s earnings release and investor supplement for the first quarter 2015. 2

3 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 Q1* Q2 Q3* Q4* Q1 Q1 2015 Performance Adjusted Earnings Per Share* (continuing operations) Q1 Q1/Q1 * Excludes discrete & other tax benefits of $0.01 in Q1 2014, $0.03 in Q3 2014 and $0.02 in Q4 2014 (a) See Press Release for free cash flow reconciliation 3 Quarterly Comments 2014 2015  Revenue impacted by North American Energy markets, FX headwinds and tough comps in Refrigeration and Food Equipment; partially offset by solid performance in Engineered Systems and Fluids  US non-energy related markets moderated; Europe and Asia markets were solid  Segment margin was impacted by lower volume, business mix, as well as restructuring and normal purchase price accounting costs  Bookings decline was primarily driven by oil & gas markets within Energy and case and systems markets within Refrigeration & Food Equipment  Book-to-bill of 1.02 Revenue $1.7B -5% Adj. EPS (cont.) $0.72 -26% Bookings $1.7B -11% Seg. Margins 13.5% -340 bps Organic Rev. -6% Acq. Growth 5% FCF (a) $103M ↑ Note: Q4 2014 includes restructuring and other costs of $0.17 and Q1 2015 includes $0.10 of restructuring costs

4 Revenue Q1 2015 Energy Engineered Systems Fluids Refrigeration & Food Equip Total Organic -24% 6% 2% -7% -6% Acquisitions 15% 1% 2% - 5% Currency -1% -6% -5% -3% -4% Total -10% 1% -1% -10% -5%

5 Printing & ID Industrial $374 $337 $535 $417 $248 $236 $346 $339 $368 $420 $0 $200 $400 $600 $800 DE Q4 DE Q1 DES Q4 DES Q1 DF Q4 DF Q1 DRE Q4 DRE Q1 Sequential Results – Q4 2014 → Q1 2015 5 $345 $343 $550 $430 $247 $230 $377 $340 $459 $372 $0 $200 $400 $600 $800 DE Q4 DE Q1 DES Q4 DES Q1 DF Q4 DF Q1 DRE Q4 DRE Q1 Revenue -22% +14% -19% -2% -10% -8% -3% -22% Bookings

6 Energy  Revenue decline driven by steeper and broader deterioration in NA oil & gas markets resulting in destocking and reduced capex spending – Drilling and production most impacted – Bearings & Compression less impacted due to broader end-markets served – Automation benefitting from recent acquisitions  Adjusted margin of 18.8% reflects negative product mix and modest price pressure  Bookings decline of 13% largely driven by macro oil & gas trends  Book-to-bill at 0.97 6 Q1 2015 Q1 2014 % Change Revenue $430 $479 -10% Earnings $ 52 $119 -56% Margin 12.2% 24.8% -1260 bps Adj. Earnings* $ 81 $119 -32% Adj. Margin* 18.8% 24.8% -600 bps Bookings $417 $478 -13% Revenue by End-Market % of Q1 Revenue Y / Y Drilling & Production 70% -15% Bearings & Compression 18% -7% Automation 12% 24% $ in millions * Q1 2015 earnings adjusted for $18M in restructuring costs and $11M impact of purchase price accounting for Accelerated acquisition

7 Engineered Systems  Revenue growth is broad- based – Printing & Identification grew 8% organically, driven by strong digital printing activity and solid global markets for core printing and coding products – Industrial’s organic growth of 4% was broad-based, led by waste handling and auto-related businesses  Margin of 15.4% driven by the benefits of productivity and volume  Bookings decline primarily reflects order timing in waste handling and softer hydraulic cylinder markets  Book-to-bill of 1.00 7 Q1 2015 Q1 2014 % Change Revenue $573 $568 1% Earnings* $ 88 $ 83 6% Margin 15.4% 14.7% 70 bps Bookings $573 $621 -8% Revenue by End-Market % of Q1 Revenue Y / Y Growth Printing & Identification 40% -1% Industrial 60% 2% $ in millions * Q1 2015 earnings include $4M in restructuring costs and an insurance recovery of $4M

8 Fluids  Organic revenue grew 2%, driven by continued strong activity in Fluid Transfer; Revenue impacted by 5% FX headwind – Fluid Transfer continues to benefit from increased safety and environmental regulations – Pumps impacted by timing of shipments to customers in plastics & polymers markets  Segment margin of 16.1% reflects product mix  Bookings decline primarily related to the timing of project-related orders in Pumps  Book-to-bill at 1.00 8 Q1 2015 Q1 2014 % Change Revenue $340 $345 -1% Earnings* $ 55 $ 58 -6% Margin 16.1% 16.8% -70 bps Bookings $339 $363 -7% Revenue by End-Market % of Q1 Revenue Y / Y Growth Pumps 43% -12% Fluid Transfer 57% 9% $ in millions * Q1 2015 earnings include $2M in restructuring costs

9 Refrigeration & Food Equipment  Revenue decline driven by softer spending on refrigeration cases and systems, and timing of shipments in food packaging equipment – Glass door, heat exchanger and commercial kitchen equipment markets continue to perform well  Segment margin performance reflects lower volume and product mix  Bookings impacted by the greater than anticipated decline in refrigeration orders and the timing of food equipment orders  Book-to-bill at 1.13 9 Q1 2015 Q1 2014 % Change Revenue $372 $411 -10% Earnings $ 36 $ 45 -19% Margin 9.7% 10.9% -120 bps Bookings $420 $494 -15% Revenue by End-Market % of Q1 Revenue Y / Y Growth Refrigeration 78% -8% Food Equipment 22% -14% $ in millions

10 Q1 2015 Overview 10 Q1 2015 Net Interest Expense $32 million, down $1 million from last year and inline with expectations Corporate Expense $35 million, up $4 million from last year; largely consistent with expectations Effective Tax Rate (ETR) Q1 rate was 28.8%, essentially inline with revised forecast Capex $28 million Share Repurchases Repurchased 2.8M shares ($200M) in quarter

11 Energy Update Market Organic Growth Acq. Growth FX Impact Total Growth Organic Growth Acq. Growth FX Impact Total Growth Drilling and Prod. (19% - 17%) ≈ 7% (≈ 1%) (14% - 11%) (30% - 32%) ≈ 10% (1%-2%) (24% - 20%) Bearings and Comp. 2% - 4% - (≈ 1%) 1% - 3% (2% - 4%) - (≈ 2%) (6% - 4%) Automation (2%) - 3% 10% - 11% - 9% - 13% (18% - 20%) ≈ 13% - (7% - 4%) Total (14% - 11%) ≈ 6% (≈ 1%) (9% - 6%) (24% - 26%) ≈ 9% (1%-2%) (16% - 18%) Prior 2015 Forecast (1/27/15) Current 2015 Forecast

12 FY 2015 Guidance  Revenue – Organic revenue: (2% - 4%) – Completed acquisitions: ≈ 2% – FX impact: (4%) – Total revenue: (4% - 6%)  Corporate expense: ≈ $125 million  Interest expense: ≈ $127 million  Full-year tax rate: ≈ 29.0%  Capital expenditures: ≈ 2.3% of revenue  FY free cash flow: ≈ 11% of revenue 2015 Organic growth rate Energy (24% - 26%) Engineered Systems 3% - 5% Fluids 5% - 7% Refrigeration & Food Equipment (1% - 3%) Total organic (2% - 4%) Acquisitions ≈ 2% (a) FX Impact (4%) Total revenue (4% - 6%) (a) Reflects completed acquisitions

13 2015 EPS Guidance – Continuing Ops  2014 EPS – Continuing Ops (GAAP) $ 4.61 – Less 2014 tax items(1): (0.07)  2014 Adjusted EPS $ 4.54 – Net restructuring and one-time items(2): (0.01) - 0.02 – Performance including restructuring benefits(3): (0.58 - 0.47) – Acquisitions(4): 0.04 - 0.06 – Shares(5): 0.23 - 0.24 – Interest / Corp. / Tax rate / Other (net): (0.02) - 0.01  2015 EPS – Continuing Ops $4.20 - $4.40 (1) $0.01 in Q1 2014 , $0.03 in Q3 2014 and $0.02 in Q4 2014 (4) Deals completed, principally Accelerated (5) Based on 2015 estimated repurchases of $600M (2) Includes restructuring charges of $0.16 in Q4 2014 and $0.15 - $0.18 in FY 2015, and pension settlement costs of $0.01 in Q4 2014 (3) Includes restructuring benefits of $0.31 - $0.33